                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  September 7, 2001
                                                --------------------------------


                   Wells Real Estate Investment Trust, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Maryland
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


      0-25739                                             58-2328421
---------------------------                  -----------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


         6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code  (770) 449-7800
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.   Acquisition of Assets

The IKON Buildings

Purchase of the IKON Buildings. On September 7, 2001, Wells Operating
------------------------------
Partnership, L.P. (Wells OP), a Delaware limited partnership formed to acquire, own, lease and operate real properties on behalf of Wells Real Estate Investment, Inc. (Wells REIT), purchased two one-story office buildings with approximately 157,790 rentable square feet located at 810 & 820 Gears Road, Harris County, Houston, Texas (IKON Buildings). Wells OP purchased these buildings from SV Reserve, L.P. pursuant to that certain Agreement for the Purchase and Sale of Property between SV Reserve, L.P. and Wells OP. SV Reserve, L.P. is not in any way affiliated with Wells REIT or Wells Capital, Inc., our Advisor.

     The purchase price for the IKON Buildings was $20,650,000. Wells OP incurred acquisition expenses in connection with the purchase of the IKON Buildings, including commissions, attorneys' fees, recording fees, structural report and environmental report fees, and other closing costs, of approximately $132,525.

     An independent appraisal of the IKON Buildings was prepared by Gary Brown & Associates, Inc., real estate appraisers, as of August 30, 2001, pursuant to which the market value of the real property containing the leased fee interest subject to the leases described below was estimated to be $20,750,000, in cash or terms equivalent to cash. This value estimate was based upon a number of assumptions, including that the IKON Buildings will continue operating at a stabilized level with IKON Office Solutions, Inc, a Ohio corporation (IKON), occupying 100% of the rentable area, and is not necessarily an accurate reflection of the fair market value of the property or the net proceeds which would result from an immediate sale of this property. Wells OP also obtained an environmental report and an engineering inspection report prior to the closing evidencing that the condition of the land and the IKON Buildings were satisfactory.

Description of the IKON Buildings and Site. The IKON Buildings, which were
------------------------------------------
completed in September 2000, are two one-story office buildings containing approximately 157,790 rentable square feet (78,895 square feet for each building) located on a 15.69 acre tract of land. The buildings are constructed using a steel frame with steel trusses and a reinforced concrete foundation. The exterior walls are made of primarily concrete masonry with concrete tilt wall panels with slightly recessed reflective blue-tinted windows. The interior walls consist of floated and painted gypsum board. In addition, the lighted parking lot contains approximately 785 parking spaces.

     The IKON Buildings are located at 810 & 820 Gears Road in Houston, Texas, in the northern portion of Harris County approximately 12-16 miles north of Houston's central business district in the Greens Crossing development. The property is near North Freeway, which runs in a north-south direction and extends to Dallas, and North Sam Houston Parkway. In addition, the IKON Buildings are located approximately five miles from the Houston Intercontinental Airport. North Harris County contains headquarters for several U.S. and international companies and offices for several other multinational companies, including Federal Express, Continental Airlines and Paine Webber.

The IKON Lease. The entire 157,790 rentable square feet of the IKON Buildings is
--------------
currently under a lease agreement with IKON. The landlord's interest in the IKON lease was assigned to Wells OP at the closing. The current term of the lease is 10 years, which commenced on May 1, 2000, and expires on April 30, 2010. IKON has the right to extend the term of this lease for two additional five-year periods at the then-current fair market rental rate, upon 12 months prior written notice.

     IKON is an Ohio corporation with its world headquarters located in Malvern, Pennsylvania. IKON provides business communication products such as copiers and printers, as well as services such as distributed printing, facilities management, network design, e-business development, and technology training. IKON's customers include various sized businesses, professional firms, and government agencies. IKON distributes products manufactured by companies such as Microsoft, IBM, Canon, Novell, and Hewlett-Packard. With approximately 39,000 employees and approximately 900 locations worldwide, IKON has a total of over $6.3 billion in assets. For the fiscal year ended September 30, 2000, IKON reported a net income of approximately $29 million with revenues of approximately $5.4 billion and a net worth of approximately $1.44 billion.

     The base rent payable for the remainder of the IKON lease is as follows:

     -------------------------------------------------------------
     Lease Year             Annual Rent           Monthly Rent
     -------------------------------------------------------------
     2-5                    $2,015,767            $167,981
     -------------------------------------------------------------
     6-10                   $2,228,784            $185,732
     -------------------------------------------------------------

     Pursuant to the IKON lease, IKON is required to pay all taxes relating to the IKON Buildings and all operating costs incurred by the landlord in maintaining and operating the IKON Buildings, including, but not limited to, garbage and waste disposal, janitorial service and window cleaning, security, insurance, water and sewer charges, wages, salaries and employee benefits of all employees engaged in the operation, maintenance and management of the building, indoor and outdoor landscaping, utilities, repairs, replacements and general maintenance. Wells OP, as the landlord, will be responsible, for repairs related to insurable casualty and for maintaining the roof, foundation, exterior walls and windows, load bearing items and the electrical, mechanical and plumbing systems of the building, except for the HVAC system. IKON, as the tenant, is responsible for maintaining, repairing, and replacing the HVAC system. All tenant improvements or alterations costing in excess of $50,000 must receive prior written approval from Wells OP.

Property Management Fees

     Wells Management Company, Inc. (Wells Management), an affiliate of Wells REIT and our Advisor, has been retained to manage and lease the IKON Building. Wells REIT shall pay management and leasing fees to Wells Management in the amount of 4.5% of gross revenues from the IKON Building, subject to certain limitations.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements. The following financial statements of the
              --------------------
Registrant relating to the IKON Buildings are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

IKON Buildings                                                            Page
                                                                          ----
         Report of Independent Accountants                                 F-1

         Statements of Revenues Over Certain Operating Expenses            F-2
         for the six months ended June 30, 2001 (unaudited) and for the year ended December 31, 2000 (audited)

         Notes to Statements of Revenues Over Certain Operating            F-3
         Expenses for the six months ended June 30, 2001 (unaudited)
         and for the year ended December 31, 2000 (audited)

         (b)  Pro Forma Financial Information. The following unaudited pro forma
              -------------------------------
financial statements of the Registrant are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

  Wells Real Estate Investment Trust, Inc.                                Page
                                                                          ----
         Summary of Unaudited Pro Forma Financial Statements               F-4

         Pro Forma Balance Sheet as of June 30, 2001 (unaudited)           F-5

         Pro Forma Statement of Income for the year ended                  F-7
         December 31, 2000 (unaudited)

         Pro Forma Statement of Income for the six months                  F-8
         June 30, 2001 (unaudited)

         After reasonable inquiry, the Registrant is not aware of any material factors relating to the real property described in this Current Report that wo uld cause the financial information reported herein not to be necessarily indicative of future operating results.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  WELLS REAL ESTATE INVESTMENT
                                                  TRUST, INC. (Registrant)


                                                  By: /s/ Leo F. Wells, III
                                                      --------------------------
                                                      Leo F. Wells, III
                                                      President

Date:  September 20, 2001

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To Wells Real Estate Investment Trust, Inc.:

We have audited the accompanying statement of revenues over certain operating expenses for the IKON PROPERTY for the six months ended June 30, 2001 and the year ended December 31, 2000. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the IKON Buildings after acquisition by the Wells Operating Partnership, L.P., a subsidiary of Wells Real Estate Investment Trust, Inc. The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the IKON Buildings' revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the IKON Buildings for the six months ended June 30, 2001 and the year ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.


/s/ Arthur Andersen LLP

Atlanta, Georgia
September 12, 2001

                                IKON BUILDINGS


                            STATEMENTS OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                    FOR THE SIX MONTHS ENDED JUNE 30, 2001

                      AND THE YEAR ENDED DECEMBER 31, 2000




                                                       2001            2000
                                                    -----------    -----------
                                                    (Unaudited)

RENTAL REVENUES                                     $ 1,034,675    $ 1,379,567

OPERATING EXPENSES, net of reimbursements                     0        115,276
                                                    -----------    -----------
REVENUES OVER CERTAIN OPERATING EXPENSES            $ 1,034,675    $ 1,264,291
                                                    ===========    ===========



       The accompanying notes are an integral part of these statements.

                                IKON BUILDINGS


                        NOTES TO STATEMENTS OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                    FOR THE SIX MONTHS ENDED JUNE 30, 2001

                     AND THE YEAR ENDED DECEMBER 31, 2000


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Description of Real Estate Property Acquired

     On September 7, 2001, the Wells Operating Partnership, L.P. ("Wells OP") acquired the IKON Buildings from SV Reserve, L.P. ("SV Reserve"). Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP.

     IKON Office Solutions, Inc. ("IKON") currently occupies the entire 157,790 rentable square feet of the two single-story office buildings comprising the IKON Buildings under a net lease agreement (the "IKON Lease"). IKON is a public entity traded on the New York Stock Exchange. SV Reserve's interest in the IKON Lease was assigned to Wells OP at the closing. The initial term of the IKON Lease commenced on May 1, 2000 and expires on April 30, 2010. IKON has the right to extend the IKON Lease for two additional periods of five years at a rate equal to the then current fair market rental rate. Under the IKON Lease, IKON is required to pay, as additional monthly rent, all operating costs, including but not limited to, water, power, heating, lighting, air conditioning and ventilation, security fees, landscaping, window cleaning, pest control, property management fees, taxes, assessments and governmental levies, insurance, amortization (together with reasonable financing charges) of capital items installed for the purpose of reducing operating expenses, as well as the cost of all supplies, wages and salaries incurred by the landlord in connection with the operations and maintenance of the premises. Wells OP will be responsible for all building repairs caused by fire, windstorm, or other insurable casualty.

     Rental Revenues

     Rental income is recognized on a straight-line basis over the term of the IKON Lease.

2.   BASIS OF ACCOUNTING

     The accompanying statements of revenues over certain operating expenses are presented on the accrual basis. These statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, these statements exclude certain historical expenses, such as depreciation, interest, and management fees. Therefore, these statements are not comparable to the operations of the IKON Buildings after acquisition by Wells OP.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.


                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                                 JUNE 30, 2001



The following unaudited pro forma balance sheet as of June 30, 2001 has been prepared to give effect to the acquisition of the AmeriCredit Building by the Wells XIII-REIT Joint Venture (a joint venture partnership between Wells Real Estate Fund XIII, L.P. and Wells Operating Partnership, LP ("Wells OP"), and the acquisitions of the State Street Bank Building and the IKON Buildings by Wells OP as if each acquisition occurred on June 30, 2001. The Comdata Building was acquired by Wells XII-REIT Joint Venture (a joint venture partnership between Wells Real Estate Fund XII, L.P. and Wells OP) on May 15, 2001.

The following unaudited pro forma statement of income (loss) for the six months ended June 30, 2001 has been prepared to give effect to the acquisitions of the Comdata Building, the AmeriCredit Building, the State Street Bank Building, and the IKON Buildings as if the acquisitions occurred on January 1, 2000. The following unaudited pro forma statement of income (loss) for the year ended December 31, 2000 has been prepared to give effect to the acquisitions of the Comdata Building, the State Street Bank Building, and the IKON Buildings as if the acquisitions occurred on January 1, 2000. The AmeriCredit Building had no operations during 2000.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP. Accordingly, the accounts of Wells OP are consolidated with the accompanying pro forma financial statements of Wells Real Estate Investment Trust, Inc.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Comdata Building, the AmeriCredit Building, the State Street Bank Building, and the IKON Buildings been consummated at the beginning of the periods presented.

As of June 30, 2001, the date of the accompanying pro forma balance sheet, Wells OP held cash of $6,074,926. The additional cash used to purchase the State Street Bank Building and the IKON Buildings is reflected as purchase consideration payable in the accompanying pro forma balance sheet. This balance, including deferred project costs paid to Wells Capital, Inc. (an affiliate of Wells OP), was raised through the issuance of additional shares subsequent to June 30, 2001.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.


                            PRO FORMA BALANCE SHEET

                                 JUNE 30, 2001

                                  (Unaudited)


                                    ASSETS

                                                                          Pro Forma Adjustments
                                                          ----------------------------------------------------
                                           Wells
                                        Real Estate
                                        Investment         AmeriCredit          State Street          IKON            Pro Form
                                        Trust, Inc.          Building          Bank Building        Buildings          Total
                                       -------------      -------------        -------------      ------------     -------------
REAL ESTATE ASSETS, at
  cost:
  Land                                 $  47,256,748      $           0         $ 10,600,000 (d)  $  2,735,000(d)  $  61,147,373

                                                                                     441,667 (e)       113,958(e)
 Buildings, less
     accumulated
     depreciation of
     $15,863,470                         285,964,597                  0           39,159,098 (d)    18,047,525(d)    345,554,829
                                                                                   1,631,629 (e)       751,980(e)
 Construction in progress                  7,143,876                  0                    0                 0         7,143,876
                                       -------------      -------------         ------------      ------------     -------------
            Total real estate
                assets                   340,365,221                  0           51,832,394        21,648,463       413,846,078

CASH AND CASH
  EQUIVALENTS                              6,074,926           (150,000)(a)       (5,924,926)(d)             0                 0

INVESTMENT IN JOINT
  VENTURES                                60,261,895         11,343,750 (b)                0                 0        71,605,645

ACCOUNTS RECEIVABLE                        4,661,279                  0                    0                 0         4,661,279

DEFERRED LEASE
  ACQUISITION COSTS                        1,738,658                  0                    0                 0         1,738,658

DEFERRED PROJECT
  COSTS                                        3,849             (3,849)(c)                0                 0                 0

DEFERRED OFFERING
  COSTS                                      731,574                  0                    0                 0           731,574

DUE FROM AFFILIATES                        1,242,469                  0                    0                 0         1,242,469

PREPAID EXPENSES AND
  OTHER ASSETS                             1,558,395                  0                    0                 0         1,558,395
                                       -------------      -------------         ------------      ------------     -------------
       Total assets                    $ 416,638,266      $  11,189,901         $ 45,907,468      $ 21,648,463     $ 495,384,098
                                       =============      =============         ============      ============     =============

                                               LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                             Pro Forma Adjustments
                                                              -------------------------------------------------
                                                  Wells
                                               Real Estate
                                               Investment      AmeriCredit       State Street         IKON            Pro Forma
                                               Trust, Inc.      Building         Bank Building      Buildings           Total
                                             --------------   ------------       -------------    -------------     --------------

LIABILITIES:
 Accounts payable and accrued
    expenses                                 $    2,592,211   $          0       $           0    $           0     $    2,592,211
 Notes payable                                   10,298,850     10,740,000(a)       38,700,000(d)     9,600,000(d)      69,338,850
 Dividends payable                                1,071,657              0                   0                0          1,071,657
 Due to affiliate                                 1,508,539        449,901(c)        2,073,296(e)       865,938(e)       4,897,674
 Purchase consideration                                                              5,134,172(d)    11,182,525(d)
 payable                                                  0              0                                              16,316,697
 Deferred rental income                              95,418              0                   0                0             95,418
                                             --------------   ------------       -------------    -------------     --------------
           Total liabilities                     15,566,675     11,189,901          45,907,468       21,648,463         94,312,507
                                             --------------   ------------       -------------    -------------     --------------
COMMITMENTS AND
 CONTINGENCIES

MINORITY INTEREST OF
 UNIT HOLDER IN
 OPERATING
 PARTNERSHIP                                        200,000              0                   0                0            200,000
                                             --------------   ------------       -------------    -------------     --------------
SHAREHOLDERS' EQUITY:
 Common shares, $.01 par
    value; 125,000,000 shares
    authorized, 47,770,468
    shares issued and
    47,489,415 shares
    outstanding                                     477,705              0                   0                0            477,705
 Additional paid-in capital                     403,204,416              0                   0                0        403,204,416
 Treasury stock, at cost,
    281,053 shares                               (2,810,530)             0                   0                0         (2,810,530)
                                             --------------   ------------       -------------    -------------     --------------
           Total shareholders'
              equity                            400,871,591              0                   0                0        400,871,591
                                             --------------   ------------       -------------    -------------     --------------
           Total liabilities and
              shareholders'
              equity                         $  416,638,266   $ 11,189,901       $  45,907,468    $  21,648,463     $  495,384,098
                                             ==============   ============       =============    =============     ==============

     (a) Reflects Wells Real Estate Investment Trust, Inc.'s portion of the purchase price.

     (b) Reflects Wells Real Estate Investment Trust, Inc.'s contribution to the Wells XIII-REIT Joint Venture.

     (c) Reflects deferred project costs contributed to the Wells XIII-REIT Joint Venture at approximately 4.17% of the purchase price.

     (d) Reflects Wells Real Estate Investment Trust, Inc.'s purchase price for the land and the building.

     (e) Reflects deferred project costs applied to the land and building at approximately 4.17% of the purchase price.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.


                     PRO FORMA STATEMENT OF INCOME (LOSS)

                     FOR THE YEAR ENDED DECEMBER 31, 2000

                                  (Unaudited)

                                                                                 Pro Forma Adjustments
                                                                  ---------------------------------------------------
                                                        Wells
                                                     Real Estate
                                                     Investment     Comdata           State Street          IKON        Pro Forma
                                                     Trust, Inc.    Building         Bank Building        Buildings       Total
                                                     -----------  ------------      ---------------     -------------  -----------
REVENUES:
 Rental income                                       $20,505,000  $          0      $ 2,941,354 (d)     $1,379,567(d)  $24,825,921
 Equity in income of joint ventures                    2,293,873       930,181 (a)            0                  0       3,224,054
 Interest income                                         520,924       (19,106)(b)     (501,818)(b)              0               0
 Other income                                             53,409             0                0                  0          53,409
                                                     -----------  ------------      -----------         ----------     -----------
                                                      23,373,206       911,075        2,439,536          1,379,567      28,103,384
                                                     -----------  ------------      -----------         ----------     -----------

EXPENSES:
 Depreciation and amortization                         7,743,551             0        1,631,629 (e)        751,980(e)   10,127,160
 Interest                                              4,199,461     1,284,495 (c)    3,191,473 (f)        791,683(i)    9,467,112
 Operating costs, net of reimbursements                  888,091             0          438,071 (g)        115,276(g)    1,441,438
 Management and leasing fees                           1,309,974             0          132,361 (h)         62,081(h)    1,504,416
 General and administrative                              426,680             0                0                  0         426,680
 Legal and accounting                                    240,209             0                0                  0         240,209
 Computer costs                                           12,273             0                0                  0          12,273
                                                     -----------  ------------      -----------         ----------     -----------
                                                      14,820,239     1,284,495        5,393,534          1,721,020      23,219,288
                                                     -----------  ------------      -----------         ----------     -----------
NET INCOME (LOSS)                                    $ 8,552,967  $   (373,420)     $(2,953,998)        $ (341,453)    $ 4,884,096
                                                     ===========  ============      ===========         ==========     ===========

EARNINGS PER SHARE, basic and diluted                $      0.40                                                       $      0.23
                                                     ===========                                                       ===========
WEIGHTED AVERAGE SHARES, basic and diluted            21,382,418                                                        21,382,418
                                                     ===========                                                       ===========

     (a) Reflects Wells Real Estate Investment Trust, Inc.'s equity in income of the Wells XII-REIT Joint Venture related to the Comdata Building. The pro forma adjustment results from rental revenues less operating expenses, management fees, and depreciation.

     (b) Represents forgone interest income related to cash utilized to purchase the Comdata Building and the State Street Bank Building.

     (c) Represents interest expense incurred on the $15,575,863 drawn on Wells Real Estate Investment Trust, Inc.'s revolving credit agreement with Bank of America, N.A., which bears interest at approximately 8.3% for the year ended December 31, 2000.

     (d) Rental income is recognized on a straight-line basis.

     (e) Depreciation expense on the building is recognized using the straight-line method and a 25-year life.

     (f) Represents interest expense on the $38,700,000 note payable to Bank of America, N.A., which bears interest at approximately 8.3% for the year ended December 31, 2000.

     (g) Consists of nonreimbursable operating expenses.

     (h) Management and leasing fees are calculated at 4.5% of rental income.

     (i) Represents interest expense on the $9,600,000 note payable to Bank of America, N.A., which bears interest at approximately 8.3% for the year ended December 31, 2000.

                    WELLS REAL ESTATE INVESTMENT TRUST, INC.


                      PRO FORMA STATEMENT OF INCOME (LOSS)

                     FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                  (Unaudited)


                                                                                 Pro Forma Adjustments
                                                                  ---------------------------------------------------
                                             Wells
                                          Real Estate
                                          Investment     Comdata       AmeriCredit       State Street       IKON        Pro Forma
                                          Trust, Inc.    Building       Building        Bank Building     Buildings       Total
                                          -----------  ------------   ------------     ---------------  -------------  -----------
REVENUES:
 Rental income                            $19,711,252  $      0       $       0        $3,617,688 (f)   $1,034,675(f)  $24,363,615
 Equity in income of joint ventures         1,519,194   513,944 (a)     (98,624)(d)             0                0       1,934,514
 Interest income                              193,007    (6,781)(b)      (8,135)(b)      (178,091)(b)            0               0
                                          -----------  --------       ---------        ----------       ----------     -----------
                                           21,423,453   507,163        (106,759)        3,439,597        1,034,675      26,298,129
                                          -----------  --------       ---------        ----------       ----------     -----------

EXPENSES:
 Depreciation and amortization              6,685,716         0               0           815,815 (g)      375,990(g)    7,877,521
 Interest                                   2,809,373   379,761 (c)     349,157 (e)     1,258,137 (h)      312,096(k)    5,108,524
 Operating costs, net of reimbursements     1,736,928         0               0           666,818 (i)            0       2,403,746
 Management and leasing fees                1,117,902         0               0           162,796 (j)       46,560(j)    1,327,258
 General and administrative                   635,632         0               0                 0                0         635,632
 Legal and accounting                         117,331         0               0                 0                0         117,331
 Computer costs                                 6,328         0               0                 0                0           6,328
                                          -----------  --------       ---------        ----------       ----------     -----------
                                           13,109,210   379,761         349,157         2,903,566          734,646      17,476,340
                                          -----------  --------       ---------        ----------       ----------     -----------
NET INCOME (LOSS)                         $ 8,314,243  $127,402       $(455,916)       $  536,031       $  300,029     $ 8,821,789
                                          ===========  ========       =========        ==========       ==========     ===========

EARNINGS PER SHARE, basic and diluted     $      0.22                                                                  $      0.23
                                          ===========                                                                  ===========

WEIGHTED AVERAGE SHARES, basic and
  diluted                                  37,792,014                                                                   37,792,014
                                          ===========                                                                  ===========

(a) Reflects Wells Real Estate Investment Trust, Inc.'s equity in the income of the Wells XII-REIT Joint Venture related to the Comdata Building from January 1, 2001 through May 14, 2001. The pro forma adjustment results from rental revenues less operating expenses, management fees, and depreciation.

(b) Represents forgone interest income related to cash utilized to purchase the Comdata Building, the AmeriCredit Building, and the State Street Bank Building.

(c) Represents interest expense on the $15,575,863 drawn on Wells Real Estate Investment Trust, Inc.'s revolving credit agreement with Bank of America, N.A., which bears interest at approximately 6.5% from January 1, 2001 through May 14, 2001.

(d) Reflects Wells Real Estate Investment Trust, Inc.'s equity in the loss of the Wells XIII-REIT Joint Venture related to the AmeriCredit Building. The pro forma adjustment results from rental revenues less operating expenses, management fees, and depreciation.

(e) Represents interest expense on the $10,740,000 note payable to Bank of America, N.A., which bears interest at approximately 6.5% for the six months ended June 30, 2001.

(f) Rental income is recognized on a straight-line basis.

(g) Depreciation expense on the building is recognized using the straight-line method and a 25-year life.

(h) Represents interest expense on the $38,700,000 note payable to Bank of America, N.A., which bears interest at approximately 6.5% for the six months ended June 30, 2001.

(i) Consists of nonreimbursable operating expenses.

(j) Management and leasing fees are calculated at 4.5% of rental income.

(k) Represents interest expense on the $9,600,000 note payable to Bank of America, N.A., which bears interest at approximately 6.5% for the six months ended June 30, 2001.